UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 27, 2005
                                                         ----------------

                         GEOTEC THERMAL GENERATORS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


             000-26315                                59-3357040
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     (Commission File Number)             (IRS Employer Identification No.)


        1615 South Federal Highway, Suite 101, Boca Raton, Florida 33432
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 447-7370
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          In December 2004 Geotec Thermal Generators, Inc. (the "Company") acquired a 25% membership interest in Kodiak Productions LLC ("Kodiak"), a newly formed entity, under an oral agreement in exchange for the Company's agreement to utilize its technology for oil and gas wells, as well as coal bed methane wells, in Wyoming. In January 2005 the Company entered into an agreement in principle acquiring the remaining 75% of Kodiak not already owned by the Company from its members. As consideration for these membership interest, each exchanging member will be entitled to receive a percentage of Kodiak's profits based upon his membership interests at the time of the exchange. Mr. Rick Lueck, the Company's CEO, owned 7.5% of Kodiak's membership interests prior to the transaction.

          In January 2005 Kodiak completed the acquisition of certain federal and fee oil and gas leases in Wyoming covering approximately 3,520 acres from an unaffiliated third party. Under the terms of the agreement, Kodiak paid the seller $425,000. The seller reserved an overriding royalty in and to each of the federal oil and gas leases of the difference between the existing royalty and overriding royalty burden and 20% and an overriding royalty in and to the fee oil and gas leases of the difference between the existing royalty and overriding royalty burden and 25%. Kodiak agreed to drill at least 20 wells on the acquired leases during calendar 2005 utilizing the Company's technology. If Kodiak should fail to meet these minimum requirements, upon the request of the seller Kodiak must convey the ownership of the acquired leases back to the seller and the seller retains the $425,000 purchase price.

          Following the acquisition of Kodiak, Mr. Justin Herman, will remain with Kodiak and be responsible for its day to day operations.

ITEM 7.01 REGULATION FD DISCLOSURE

          On December 15, 2004 the Company issued a press release announcing its acquisition of the first 25% of Kodiak. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

          The Company will file under an amendment to this Current Report on Form 8-K the financial statements of Kodiak as required by Regulation S-X within the time required by this form.

(b) Proforma financial information.

          The Company will file under an amendment to this Current Report on Form 8-K the proforma financial information as required by Regulation S-X within the time required by this form.

(c) Exhibits.

Exhibit No.                         Description

99.1                   Press release dated December 15, 2004


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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEC THERMAL GENERATORS, INC.



                                        By: /s/ W. Richard Lueck
                                            --------------------
                                            W. Richard Lueck
                                            Chief Executive Officer

DATED:  January 27, 2005


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